Exhibit 99.1

Orient-Express Hotels Investor Presentation Q2 2011 update Villa San Michele, Florence, Italy

2 Explanatory statements This presentation and any related oral remarks by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding earnings outlook, investment plans, debt reduction and debt refinancings, asset sales and similar matters that are not historical facts. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause a difference include, but are not limited to, those mentioned in the presentation and oral remarks, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, varying customer demand and competitive considerations, failure to realize hotel bookings and reservations and planned property development sales as actual revenue, inability to sustain price increases or to reduce costs, rising fuel costs adversely impacting customer travel and the Company's operating costs, fluctuations in interest rates and currency values, uncertainty of negotiating and completing proposed asset sales, debt refinancings, capital expenditures and acquisitions, inability to reduce funded debt as planned or to agree bank loan agreement waivers or amendments, adequate sources of capital and acceptability of finance terms, possible loss or amendment of planning permits and delays in construction schedules for expansion or development projects, delays in reopening properties closed for repair or refurbishment and possible cost overruns, shifting patterns of tourism and business travel and seasonality of demand, adverse local weather conditions, changing global and regional economic conditions in many parts of the world and weakness in financial markets, legislative, regulatory and political developments, and possible new challenges to the Company's corporate governance structure. Further information regarding these and other factors is included in the filings by the Company with the U.S. Securities and Exchange Commission. Management evaluates the operating performance of the Company's segments on the basis of segment net earnings before interest, foreign exchange, tax (including tax on unconsolidated companies), depreciation and amortization (segment EBITDA), and believes that segment EBITDA is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets. EBITDA is also a financial performance measure commonly used in the hotel and leisure industry, although the Company's segment EBITDA may not be comparable in all instances to that disclosed by other companies. Segment EBITDA does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles (U.S. GAAP), is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. GAAP for purposes of evaluating operating performance. Adjusted EBITDA and adjusted net earnings of the Company are non-GAAP financial measures and do not have any standardized meanings prescribed by US GAAP. They are, therefore, unlikely to be comparable to similar measures presented by other companies, which may be calculated differently, and should not be considered as an alternative to net earnings, cash flow from operating activities or any other measure of performance prescribed by US GAAP. Management considers adjusted EBITDA and adjusted net earnings to be meaningful indicators of operations and uses them as measures to assess operating performance because, when comparing current period performance with prior periods and with budgets, management does so after having adjusted for non-recurring items, foreign exchange (a non-cash item), disposals of assets or investments, and certain other items (some of which may be recurring) which management does not consider indicative of ongoing operations or which could otherwise have a material effect on the comparability of the Company’s operations. Adjusted EBITDA and adjusted net earnings are also used by investors, analysts and lenders as measures of financial performance because, as adjusted in the foregoing manner, the measures provide a consistent basis on which the performance of the Company can be assessed. Adjusted net debt is defined as working capital facilities, short and long-term debt (including obligations under capital leases and excluding Porto Cupecoy debt), offset by cash and cash equivalents, including restricted cash and excluding Porto Cupecoy cash.

Business overview 3 Hotel Ritz Madrid

4 Orient-Express overview Iconic brand known for excellence, sophistication and personality Building strong and lasting relationships with our guests and partners Each property is the ultimate expression of the destination’s unique character Committed to offering our guests exceptional experiences and personalized service Creating travel and lifestyle icons through inspiring, innovative investments

5 Key aspects of differentiation Owner and operator of iconic, irreplaceable assets Renovated portfolio with embedded growth opportunities Affluent leisure-oriented customer base Substantially improved capital structure Disciplined acquisition and capital recycling strategy Deep team of seasoned operating professionals implementing long-term strategy

Operational Performance 6 Reid's Palace, Madeira

Summary of Q2 2011 operating results Improved second quarter 2011 results led by Europe, particularly Italy 7 Same Store RevPAR % Change vs. Q2 2010 Q2 2011 U.S. dollar Local currency Europe $525 36% 28% North America 238 8% 7% Rest of World 172 6% 1% Worldwide $293 20% 14%

Summary of Q2 2011 operating results 8 (Dollars in millions) Revenue Q2 2011 Q2 2010 % Change Owned hotels - Europe $76.7 $54.6 40% - North America 31.2 29.2 7% - Rest of World 37.3 32.4 15% Trains & Cruises 25.3 21.9 16% Company total excl. Real Estate1 $177.4 $144.1 23% Adjusted EBITDA Q2 2011 Q2 2010 % Change Owned hotels - Europe $29.8 $16.7 78% - North America 6.9 5.4 28% - Rest of World 4.9 6.3 (22%) Trains & Cruises 6.1 6.8 (10%) Company total excl. Real Estate $41.1 $32.1 28% EBITDA margins2 Q2 2011 Q2 2010 Change Owned hotels - Europe 38% 31% 7% - North America 19% 18% 1% - Rest of World 13% 19% (6%) Trains & Cruises 24% 31% (7%) Company total excl. Real Estate 23% 22% 1% Totals include earnings from unconsolidated companies and Orient-Express’ consolidated revenue. Calculated based on adjusted EBITDA divided by revenue.

Bookings outlook 9 Trains and cruises confirmed revenue up 31% Same store hotel bookings1 vs. prior year (%) As at July 31, 2011 for the 11 months ending June 30, 2012. Same store excludes acquisitions and dispositions in past 12 months. 18% 14% 6% 11% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Europe North America Rest of world Total

RevPAR growth 10 Same store worldwide RevPAR1 change (%) RevPAR figures in local currency. Strong Q2 2011 RevPAR growth confirms recovery - 30% - 25% - 20% - 15% - 10% - 5% 0% 5% 10% 15% 20% 2011 2010 2009 2008 2007 2006 2005 2004 2003 Same store RevPAR change (%)

Manageable debt maturities 11 2012 maturities: Brazil $88mm Napasai $13mm Observatory $12mm 2013 maturities: English Facility $48mm Sicily $60mm US Umbrella $33mm 12/31/09 12/31/10 6/30/11 Target – 12/31/11 Adjusted net debt / Adjusted EBITDA1 8.9x 6.7x 6.1x under 5x Interest coverage2 2.5x 2.8x 2.9x > 3x Adjusted net debt includes total debt (excluding Porto Cupecoy debt), drawn working capital facilities and obligations under capital leases, offset by cash (excluding Porto Cupecoy cash). Adjusted EBITDA excludes Real Estate income. See Appendices B and C. Calculated as adjusted EBITDA excluding Real Estate / adjusted net interest expense. $28 $40 $24 $39 $113 $141 $318 $28 $153 $165 $357 $0 $100 $200 $300 $400 H2 2011 2012 2013 Thereafter Debt maturities (US$ millions) Required amortization Principal maturity

12 Strategy into Action – Operations Update Planet Restaurant, Mount Nelson Hotel, Cape Town, South Africa

Stable operating platform driving results 13 Continuous enhancement of operations Nine regional managers (12+ years average tenure) report to COO Filip Boyen (14 years tenure) Italy run by Maurizio Saccani (33 years tenure) Focus on world class hospitality and customer experience Guest satisfaction and quality assurance scores have never been higher Currently ranked 2nd overall within competitive set of 12 luxury brands in areas of service, emotional intelligence and sales opportunities Disciplined capital expenditure program focused on superior returns on investment

Orient-Express: our personalities 14

Human resources initiatives 15 Consistent focus on employee retention and development 91 employees visited other hotels through “Discovery” program since March 2011 to improve their understanding of guest experience Recruited 30 graduates from top three Swiss hospitality schools In-house training modules rolled out in areas including finance, leadership skills, cross-selling, employee relations and behavioral recruitment

Marketing 16 Orient-Express brand awareness campaign launches in September eight week calendar of national US digital media advertising supported by micro site, public relations, and social media activity Brand building employee engagement program underway first phase complete online learning program commencing Q4 2011 developing local property concierges as Orient-Express brand advocates

Marketing 17 Installation of a company-wide Customer Relationship Management (CRM) system: 14 properties now connected, 34 properties connected by year end Roll-out of Orient-Express’ interactive guest extranet occurs with each property’s connection to the CRM database Monthly Orient-Express e-communication program with past guests underway

Portfolio of iconic assets with exciting growth potential Hotel Cipriani, Hotel Splendido, Hotel Caruso, Grand Hotel Timeo and Villa Sant’Andrea each on track to have best year ever $44 million of capital expenditures invested since the beginning of 2008 $121 million spent on acquisitions and $14 million of capital expenditures in Sicily Significant further potential for additional revenue enhancing investments Unique Italian portfolio 18

Hotel Cipriani and Palazzo Vendramin, Venice, Italy 19 Q2 2011: Total keys (suites / rooms): 95 (47 / 48) ADR: $1,674 Occupancy: 73% Rooms RevPAR: $1,219 Total RevPAR: $1,829 Q2 2011 RevPAR up 47% on Q2 2010 in USD (39% in local currency)

Hotel Splendido and Splendido Mare, Portofino, Italy 20 Q2 2011 RevPAR up 22% on Q2 2010 in USD (15% in local currency) Q2 2011: Total keys (suites / rooms): 80 (40 / 40) ADR: $1,173 Occupancy: 75% Rooms RevPAR: $884 Total RevPAR: $1,507

Villa San Michele, Florence, Italy 21 Q2 2011 RevPAR up 46% on Q2 2010 in USD (38% in local currency) Q2 2011: Total keys (suites / rooms): 46 (25 / 21) ADR: $1,008 Occupancy: 62% Rooms RevPAR: $625 Total RevPAR: $1,086

Hotel Caruso, Ravello, Italy 22 Q2 2011 RevPAR up 41% on Q2 2010 in USD (33% in local currency) Q2 2011: Total keys (suites / rooms): 50 (26 / 24) ADR: $1,057 Occupancy: 74% Rooms RevPAR: $786 Total RevPAR: $1,338

Grand Hotel Timeo, Sicily, Italy 23 RevPAR $427 vs $2061 at acquisition 1 Represents full year RevPAR prior to acquisition. Q2 2011: Total keys (suites / rooms): 70 (27 / 43) ADR: $590 Occupancy: 72% Rooms RevPAR: $427 Total RevPAR: $774

Villa Sant’Andrea, Sicily, Italy 24 RevPAR $317 vs $2561 at acquisition 1 Represents full year RevPAR prior to acquisition. Q2 2011: Total keys (suites / rooms): 60 (23 / 37) ADR: $463 Occupancy: 69% Rooms RevPAR: $317 Total RevPAR: $593

Summary 25 La Samanna, St. Martin

26 Summary Iconic, irreplaceable assets attract unique and loyal customer base at premium rates Unified role as owner-operator drives organic EBITDA growth Enhanced portfolio with embedded growth opportunities attractive ROI investments will drive EBITDA growth Orient-Express brand recognition growing in market place Affluent, growing leisure-oriented customer base recovery underway, highest ADR, supporting demographics Improved and flexible capital structure key loans successfully refinanced, providing ample headroom Disciplined acquisition and capital recycling strategy supported by management contracts

27 ‘21’ Club, New York City Appendices

Appendix A: Reconciliation and Adjustments 28 1. For 2010, impairment on owned properties, New York hotel project and Porto Cupecoy. Goodwill and fixed asset impairment charges recorded on three owned properties in 2009 and three owned properties in 2008. ($ in thousands) 3 months 3 months LTM 2008 2009 2010 ended 6/30/10 ended 6/30/11 6/30/2011 Segment EBITDA: Owned hotels Europe $61,215 $38,595 $37,388 $16,989 $28,817 $49,836 North America 9,455 14,579 14,963 5,367 5,836 15,148 Rest of World 32,000 25,513 33,399 6,313 4,909 32,466 Hotel management/part ownership interests 23,302 2,995 2,228 2,182 2,530 3,664 Restaurants 3,518 1,757 2,476 493 (409) 1,579 Trains & Cruises 24,279 20,569 17,444 6,834 6,122 17,611 Real estate (6,433) (3,476) (5,329) (1,439) (1,990) (5,658) Impairment of real estate assets, goodwill, property, plant and equipment and other intangible assets (1) (6,107) (6,500) (38,497) - - (38,497) Impairment of equity investment (22,992) - - - - - Gain on sales of investments and disposal of fixed assets - 1,385 - - (86) 520 Central overheads (31,117) (25,870) (26,503) (5,665) (8,661) (29,632) EBITDA from continuing operations $87,120 $69,547 $37,569 $31,074 $37,068 $47,037

ORIENT-EXPRESS

Appendix B: Reconciliation and Adjustments

($ in thousands)

	2008	2009	2010	3 months ended 6/30/10	3 months ended 6/30/11	LTM 6/30/2011
EBITDA from continuing operations	**$87,120**	**$69,547**	**$37,569**	**$31,074**	**$37,068**	**$47,037**
Adjusted items:						
Legal costs[1]	690	654	(175)	(279)	-	(5)
Cipriani litigation[2]	-	-	(788)	(788)	-	-
Grand Hotel Timeo & Villa Sant'Andrea[3]	-	-	2,068	497	-	428
'21' Club reserve[4]	-	-	-	-	1,000	1,000
Porto Cupecoy[5]	4,866	-	-	-	-	-
Abandoned projects[6]	1,497	-	-	-	-	-
Restructuring and redundancy costs	2,493	1,419	1,666	173	975	2,060
Impairment[7]	29,099	6,500	38,497	-	-	38,497
Gain on insurance proceeds / disposal of assets[8]	-	(1,385)	-	-	86	(520)
Other[9]	-	-	1,240	-	-	1,240
Adjusted EBITDA from continuing operations	**$125,765**	**$76,735**	**$80,077**	**$30,677**	**$39,129**	**$89,737**
Real Estate	6,433	3,476	5,329	1,439	1,990	5,658
Adj. EBITDA from continuing operations excl. RE	**$132,198**	**$80,211**	**$85,406**	**$32,116**	**$41,119**	**$95,395**
EBITDA from continuing operations	**$87,120**	**$69,547**	**$37,569**	**$31,074**	**$37,068**	**$47,037**
Depreciation & amortization	(34,772)	(39,950)	(45,483)	(11,426)	(11,714)	(45,921)
Interest	(46,874)	(31,068)	(33,839)	(7,353)	(11,310)	(40,354)
Foreign exchange	4,774	(1,067)	5,686	(4,040)	1,176	8,043
(Losses)/earnings before tax	$10,248	($2,538)	($36,067)	$8,255	$15,220	($31,195)
Tax	(9,164)	(17,586)	(26,982)	(7,429)	(10,023)	(24,266)
Net (losses)/earnings from continuing operations	$1,084	($20,124)	($63,049)	$826	$5,197	($55,461)
Discontinued operations	(27,635)	(48,613)	469	(1,608)	24	(2,957)
Net (losses) / earnings	**($26,551)**	**($68,737)**	**($62,580)**	**($782)**	**$5,221**	**($58,418)**

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(Footnotes on following page)

30 1. Legal costs incurred in defending the Company's class B common share structure. 2. Cash received in excess of costs incurred following settlement of "Cipriani" trademark litigation. 3. Non-recurring costs and purchase transaction costs incurred in relation to Grand Hotel Timeo and Villa Sant'Andrea. 4. Non-recurring costs for contingent liability. 5. Change in the accounting policies for revenue recognition. 6. Costs associated with projects the Company decided not to pursue. 7. For 2010, impairment on owned properties and Porto Cupecoy. Goodwill and fixed asset impairment charges recorded on three owned properties in 2009 and three owned properties and one joint venture in 2008. 8. For 2011, gain on disposal of New York hotel project. For 2009, gain on the settlement of insurance proceeds received for cyclone-damaged assets on the Road to Mandalay ship. 9. For 2010, Peru hotels depreciation adjustment. Appendix B: Reconciliation and Adjustments (continued)

ORIENT-EXPRESS

Appendix C: Adjusted net debt reconciliation[1]

($ in millions)

	12/31/2008	12/31/2009	12/31/2010	6/30/2011
Cash and cash equivalents	$63.9	$71.7	$150.3	$113.0
Restricted cash	13.2	19.9	8.4	15.1
Total cash	$77.1	$91.6	$158.8	$128.1
Less Porto Cupecoy cash	-	(5.7)	0.1	(0.4)
Less Porto Cupecoy restricted cash	-	(9.4)	(2.5)	(2.4)
Adjusted cash	$77.1	$76.5	$156.4	$125.3
Working capital facilities	54.2	6.7	1.2	0.7
Current portion of long-term debt and capital leases	138.8	173.4	126.6	76.4
Long-term debt and obligations under capital leases	653.0	559.0	511.3	537.3
Long-term debt held by consolidated variable interest entities	-	79.3	90.5	89.7
Total debt	$846.0	$818.4	$729.6	$704.1
Less Porto Cupecoy debt	-	(26.6)	-	-
Adjusted total debt	$846.0	$791.8	$729.6	$704.1
Adjusted net debt	$768.9	$715.3	$573.2	$578.8
Adjusted net debt / adjusted EBITDA excl. RE	**5.8x**	**8.9x**	**6.7x**	**6.1x**
Interest expense	$46.9	$31.1	$33.8	$40.4
Interest adjustments[2]	0.1	1.0	(3.6)	(7.7)
Adjusted interest expense	$47.0	$32.1	$30.3	$32.6
Interest Coverage	**2.8x**	**2.5x**	**2.8x**	**2.9x**

1. Adjusted net debt in all periods excludes cash and debt of Lapa Palace, Windsor Court, Lilianfels Blue Mountains, La Cabana and Hôtel de La Cité accounted for as discontinued operations.
2. Capitalized interest, write-off of deferred financing costs and mark-to-market of interest rate swaps.

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